New Oriental Energy
& Chemical Corp.


正在崛起的金鼎化工

# New Oriental Energy & Chemical

Investor Presentation November 2007
NOEC (NASDAQ)

# Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995

Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products and other factors.

Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to correct. The Company has no obligation to update the forward-looking information contained in this presentation.

# Company Overview

- New Oriental Energy & Chemical is a profitable and growing specialty chemical manufacturer that is leveraging its expertise to become an emerging manufacturer of alternative fuels
- Operations strategically located in Henan, PRC in close proximity to Beijing & Shanghai
- Listed on the Nasdaq Capital Market in May 2007
- 1,076 Full time employees
- Key Growth Drivers:
  - Significantly expand capacity and production of alternative fuels, specifically Methanol, DME, and Bio-diesel
  - Continue to capitalize on the secular trend of increasing demand for core chemical products for the fertilizer industry

## Financial Overview ($ in millions)



$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
FY2005
FY2006
FY2007
Revenue
Net Income

## Capital Structure/Other Information

- Fully Diluted Shares Outstanding: 12.64M
- Management Ownership: 59%
- Current Share Price: $6.38
- Market Capitalization: $80 M
- Auditor: Weinberg & Company, P.A
- Legal Counsel: K & L Gates
- Fiscal Year End: March 31

# New Oriental's Current Product Portfolio

Core Chemical Products

Emerging Alternative Energy Products

| *Product Offering* | *Application* |
|---|---|
| *Urea* | Traditionally Crop fertilizer, also used in resin, plastics, medicine; Gross margins attainable approximately 18% |
| *Ammonium Bicarbonate* | Crop fertilizer, also used in pharmaceutical and food industries; Gross margins attainable approximately 7% |
| | |
| *Dimethyl Ether (DME)* | Alternative to petro-diesel fuel; Gross margins attainable approximately 20% |
| *Methanol* | Alternative to fossil fuel and fuel additive; Gross margins attainable approximately 20% |
| *Bio-diesel (future offering)* | Alternative to petro-diesel fuel |

**Management's Goal is to Continue to Benefit from Favorable Trends in the Core Fertilizer Business while Capitalizing on Increased Alternative Fuel Production Capacity**

# New Oriental's Production Process



COAL
(primary input)

→

CARBON MONOXIDE/
Hydrogen Gas
**$CO+H_2$**

→

LIQUIFIED
AMMONIA
**$NH_3$**

→

UREA
**$CO\ (NH_2)_2$**

AMMONIUM
BICARBONATE
**$NH_4CO_3$**

METHANOL
**$CH_3OH$**

→

DME
**$CH_3OCH_3$**

# China Market Overview: Specialty Chemical

## *Urea*

- The most common crop fertilizer used in China due to favorable cost and yield characteristics
- Approximately 40 million tons per year consumed in China
- 90% manufactured domestically with estimated industry-wide capital utilization of 90%
- Demand growing in the mid single digits per year
- Price set annually by government

## *Ammonium Bicarbonate*

- Approximately 36 million tons per year produced in China
- 80% used as fertilizer

*"China has less than 7% of the world's arable land with which to feed 1.3 billion people – more than 20% of the world's population. By comparison the United States has 20% of the world's land to feed 5% of the population" (1)*

(1) Land and People June 2007

# Specialty Chemical Growth Drivers

## Demand is Growing Faster than Supply

- Ammonium bicarbonate plays an important role in China's agricultural production as it contains no harmful substances and is one of the safest nitrogenous fertilizers
- According to China Statistics Almanac, nitrogen fertilizer (including Urea and Ammonium Bicarbonate) output increased 14.6% in 2004 as compared to 2003 driven by strong demand. From 2004 to 2006, the increase remained over 10%
- China accounts for approximately 33% of the worldwide consumption of fertilizers but only 25% of total production creating strong domestic growth dynamics
- New Oriental will capitalize on the Chinese government support of Urea for future agricultural production to increase crop yields

# China Market Overview – Alternative Energy

### *DME*

- At the end of 2007 China will have 1,200,000 tons of available DME capacity
- Only a select number of licenses have been granted by the Government in the Chinese market, and the Government is encouraging these producers to speed up the capacity building.
- China is expected to be the leading consumer of DME worldwide in order to substitute the imported energy
- No Government price control for DME provides the opportunity for more favorable pricing and margins
- Supply/Demand dynamics are extremely favorable

### *Methanol*

- It is estimated there is only 10 million tons of annual output in China
- Methanol demand should begin to outstrip supply as it is increasingly used as a fuel additive
- No Government price controls provide upside in profitability and margins

# What is DME and Methanol?

- DME (Dimethyl Ether) is a clean, environmentally-friendly alternative fuel that originates from coal and is commonly being used as a substitute for Liquid Petroleum Gas (LPG) in home heating and cooking and an alternative to traditional petrol- diesel in buses and cars
- Methanol, also created from coal, is commonly being used as a fuel additive to reduce cost and improve emissions
- New Oriental will primarily use the catalytic dehydration of methanol process to manufacture DME which means the Company has the flexibility to produce both DME and Methanol from the same process and sell whichever is more profitable given current market dynamics

**Wide range of resource utilization**

COAL (New Oriental's Primary input)

Other Feedstocks:
- Waste plastic
- Natural gas
- Coal
- Lignite, low-grade coal
- Coal bed methane
- Oil field associated gas
- Ultra-heavy oil, oil residue


Synthesis gas
(H2,CO)
DME

# Alternative Energy Growth Drivers

- **Global Depletion of Accessible Oil Reserves**
- **Strong China Related Trends:**
  - ***Greater Dependence on Foreign Oil is Driving Chinese Government Intervention***
  - ***Increasing Number of Chinese Vehicles***
  - ***Deteriorating Environmental Conditions***
  - ***Economics of Alternative Energy are More Compelling***
  - ***Abundant low-cost Coal reserves***
  - ***Limited Penetration of Alternative Energy vs. Total Annual Use Creates Large Market Opportunity***



2005 Annual Oil Consumption
(billions of barrels/year)
1%
99%
Total China consumption = 2.5B barrels
DME and bio-diesel

Source: Energy Information Administration

**The Chinese Government expects Bio-fuel to meet 15% of the country's transportation needs by 2020 (1)**

(1) China's National Ethanol Promotion Team

# Why DME and Bio-diesel?

- **China's plentiful access to coal and other natural resources ensure ample supply of key production inputs**
- **Easy and safe to transport and disperse**
- **DME can seamlessly be substituted for LPG while yielding increased efficiency at a comparably lower price**
  - ***Home Heating, Cooking***
- **DME and Bio-diesel can be a substitute for diesel in autos:**
  - ***Use of DME and Bio-diesel can reduce NOx emissions by 90%, increase performance by 10 to 15% while also reducing external noise***
  - ***Cars and buses generally need only moderate retrofitting and small cash outlay to incorporate DME***
  - ***Favorable "at the pump" pricing***
  - ***Higher energy output when compared to traditional diesel***
  - ***Strong Secular Increase in Diesel engines: Diesel engines are expected to increase to over 50% of engines used in China over the next several years***


DME


RE06 EBX

# Forecasted Consumption of DME

**New Oriental is one of a few Domestic Companies which possess the appropriate licenses to manufacture up to 600,000 tons of DME annually**

Projected 66% Demand CAGR over Next 9 years

**DME Estimate Demand** (1) (Unit: Million Ton/Annual)

| | 2006 | | | | 2015 (Port Estimate) | | | 2015(E) | 2015(Potential Demand) | | | 2015(P) |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Subs titute | Diesel Engine | Electric Power | Total | Substi tute | Diesel Engine | Electric Power | Total | Substi tute | Diesel Engine | Electric Power | Total |
| **China** | **0.3** | **0.0** | **0.0** | **0.3** | **5.9** | **0.9** | **0.3** | **7.0** | **19.6** | **7.3** | **2.0** | **28.9** |
| Japan | 0.1 | 0.0 | 0.0 | 0.1 | 0.9 | 0.7 | 0.3 | 1.8 | 3.6 | 5.5 | 2.0 | 11.1 |
| Korea | 0.0 | 0.0 | 0.0 | 0.0 | 0.3 | 0.4 | 0.1 | 0.8 | 2.2 | 3.3 | 1.0 | 6.5 |
| India | 0.0 | 0.0 | 0.0 | 0.0 | 0.1 | 0.2 | 0.0 | 0.3 | 0.5 | 1.8 | 0.2 | 2.5 |
| Other | 0.0 | 0.0 | 0.0 | 0.0 | 0.1 | 0.3 | 0.0 | 0.4 | 0.6 | 2.0 | 0.3 | 2.9 |
| **Total** | **0.4** | **0.0** | **0.0** | **0.4** | **7.2** | **2.5** | **0.7** | **10.4** | **26.4** | **19.9** | **5.5** | **51.8** |

(1) 2007 China Methanol & Derivatives Forum

# Forecasted Consumption of Methanol

Projected 14% Demand CAGR over Next 5 years

**China's Methanol Consumption and Estimate (Unit: Thousand/Ton Annual) (1)**

| 2005 | 2008 | 2010 |
|---|---|---|
| **6,382** | **8,946** | **12,735** |

(1) 2007 China Methanol & Derivatives Forum

# Alternative Energy Cost Analysis



Price per ton in USD
$800
$600
$400
$200
$0
Petrol-diesel
LPG
Methanol
DME
Bio-diesel

- Methanol is less than half the cost of traditional petrol-diesel and is recognized as a viable fuel additive
- DME is 20% cheaper than diesel and 13% less than LPG
- Bio-diesel is 18% cheaper than diesel
- DME is an attractive substitute for LPG in home heating applications given the ease of transport and high efficiency
- Over time DME can replace diesel usage in commercial and consumer vehicles given the low cost and limited retrofitting

(1) Based on current spot prices

# Shanghai Case Study

- Around 15,000 of Shanghai's 19,000 buses are diesel powered
- Government officials have stated that the use of DME in Shanghai would save the city $37.4 million USD per year at current diesel prices (1)
- "In order to use DME we only need to redesign the engine of each bus which will cost only $1,200 per bus, the cost is not expensive at all" – *Huang Zhen, alternative fuel expert at Jiao Tong University*
- National Development Reform Commission comments: "DME is expected to become a major fuel source suitable for China's energy structure" with plans to expand DME on an "accelerated pace"





***China's first bus powered by DME, modified at Shanghai***

***Jiao Tong University***

(1) Shanghai daily, April 20, 2006

# China's Competitive Landscape

- ***Urea:***

  **100 companies in China with gross output of approximately 25 million tons**
  - Primary competitors: Henan Zhongyuan Dahua Group, Junma Group, Xinlianxin Crop., Shandong Luxi Group, Anhui Linhua Group, and Buyang Chemical Corp.
- ***Ammonium Bicarbonate:***
  - Primary competitors: Shiji Jinyuan Group and Lantain Group
- ***Methanol:***

  **20 companies located in Henan Province with gross output of 0.6 million tons, 10 million tons of total domestic output**
  - Primary competitors: Junma Group and Lantian Group
- ***DME:***

  **6 companies with annual total output of 600,000 tons in 2007**
  - *NOEC is the only Company in the Henan Province with current annual DME capacity of approximately 150,000 tons*
  - *NOEC is one of the few companies with the necessary government licenses to produce up to 600,000 tons of DME*
  - Primary competitors: Juitai Company and the Xichuan Lutian Chemical Company

# DME Profitability Analysis

***DME (initial 150,000 tons)***

- Capital Expenditure Approximately $14 million
- Total Annualized Revenue at Current Prices = $57 million*
- EBIT Margin @ optimal capacity of 10%: $5.7 million
- Additional opportunities to decrease COGS with "Coal Stick" introduction

Payback Period: Under two and half years

***Expansion***

April 2006 to August 2007 → **150,000 tons**

**Plans to increase to 600,000 tons of Annual DME Capacity by 2010**

**Based on TTM ASP of $450 per ton and 85% capacity utilization*

**150,000 tons of DME production capacity was available by September 2007*

# Current and Anticipated Production Capacity

Current Product Mix and Capacity

- 150,000 tons of Urea
- 150,000 tons of DME
- 100,000 tons of Methanol
- 50,000 tons of Ammonia Bicarbonate
- 3,000 kilowatts of thermal power per hour

Anticipated Capacity Additions:

- 600,000 tons of DME Capacity by 2010
- Additional Methanol Capacity expected in the next year
- Plans to establish Bio-diesel production within next 5 years

# Financial Performance (in USD)

| | *Quarter Ended Sept 30, 2007* | *Quarter Ended Sept 30, 2006* | *Full Year Ended March 31, 2007* |
|---|---|---|---|
| **Revenue** | **18,215,622** | **7,942,195** | **38,997,412** |
| **Cost of Goods Sold** | (16,376,557) | (6,735,973) | (33,352,455) |
| **Gross Profit** | 1,839,065 | 1,206,222 | 5,644,957 |
| **Selling & Distribution** | (208,584) | (135,497) | (668,247) |
| **G&A** | (541,512) | (216,615) | (1,257,047) |
| **Total Operating Expenses** | (750,096) | (352,112) | (1,925,294) |
| **Income from Operations** | 1,088,969 | 854,110 | 3,719,663 |
| **Interest Expense, net** | (161,789) | (50,830) | (238,150) |
| **Other, net** | 30,196 | (41,603) | (19,159) |
| **Pretax Income** | 1,036,708 | 761,677 | 3,834,644 |
| **Income Taxes** | (160,976) | (16,842) | (816,973) |
| **Net Income** | **875,732** | **753,191** | **3,017,671** |
| **Weighted Average Shares O/S *** | **12,640,000** | **7,500,000** | **9,922,137** |
| **Weighted Average F/D EPS** | **0.07** | **0.10** | **$0.30** |

* **Number of shares upon going public.**

# Product Breakdown as a % of Revenue


FY2006 Revenue Breakdown
17%
2%
81%
Core Chemical Products
Methanol
DME


2Q2008 Revenue Breakdown
33%
67%
0%
Core Chemical Products
Methanol
DME

**Management Expects to Significantly Increase DME and Methanol as a Percentage of Revenue which will Drive Higher Margins and Greater Profitability**

## Revenue Guidance (Q2 Press Release):

- **$22 million in Revenue for Q3 which represents an Increase of 21% QoQ and 100% YoY**
- **We expect Fiscal 2008 to be another year of record revenue and net income with full year revenue of at least $75 million (92% increase YoY)**

# Geographic Revenue Breakdown


40
35
30
25
20
15
10
5
0
FY2007 % of Revenue
Henan
Guangdong
Anhui
Hubei
Hunan
Shandong
Jiangxi
Zhejiang


Henan Province

- **Henan's central location, where the manufacturing facility is located, provides convenient access to other major metropolitan areas such as Shanghai, Beijing and Shenzhen through three important railway arteries, Jingguang, Jingjiu and Ninxi where an active buying market exists**
- **Henan is the most populous province in China with 100 million people**

# Balance Sheet Highlights (as of 09/30/2007)

- Total Current Assets $22.2 million
  - Cash $7.5 million (includes restricted cash)
  - Inventory $2.5 million
  - Limited Accounts Receivable (60% prepay: 40% COD)
- Total Assets $43.8 million
- Total Current Liabilities $28.7 million
  - Short Term Debt $17.7 million
  - Notes Payable $0.5 million
- Total Liabilities $30 million
- Total Shareholder Equity $13.9 million
- Cash Flow From Operations $5.1 million for the year ended March 31, 2007

# Management Team

- Chen Si Qiang, *Chief Executive Officer*
  - Mr. Chen has been a director of New Oriental Energy and Chemical since 2003 and was part of the senior management team that helped to privatize the assets of New Oriental from the Chinese Government in October 2003. From 2000 to 2003, he served as the Chairman of the Board of Directors of Xinyang Hongchang Channel Gas Engineering Company Limited.

- Ben Wang, *Chief Financial Officer*
  - Mr. Wang has experience in public company analysis, qualitative and quantitative financial analysis, modeling and forecasting and was most recently an analyst at Brean Murray Carret Co. Before that he was involved in risk solutions consulting for Standard and Poor's. Mr. Wang earned a Ph.D from the Department of Decisions, Risk & Operations Management at Columbia Business School in New York in 2003. He was also awarded an M.E. in Electrical Engineering from Tsinghua University in Beijing and a B.E. in Electronic Engineering from Chengdu's University of Electronic Science & Technology in China. In addition, Mr. Wang recently passed the Chartered Financial Analyst (CFA) level 3 exam and is awaiting his designation.

- Wang Gui Quan, *President*
  - Mr. Wang has been a director of New Oriental Energy and Chemical since 2003 and the General Manager and Secretary since October 2003. From May 1998 to September 2003, Mr. Wang was the Factory Director and Vice Secretary of Xixian Chemical Fertilizer, he is also a senior engineer.

# Investment Conclusions

- Increasing gasoline and diesel consumption in conjunction with strong economic growth and environmental concerns in China create a significant opportunity for alternative fuels
- New Oriental has first mover advantage in alternative energy with the ability to capitalize on an established brand name and customer base
- Centralized manufacturing poised to accommodate nationwide domestic shipments through convenient logistics
- Experienced management team with prior success and manufacturing mindshare
- Established cooperative research and development relationship with Tsinghua University providing access to key industry and manufacturing trends
- Positive cash flow to fund capacity expansion through multiple phases to facilitate future growth

# Contacts

## Other Corporate Information:

New Oriental Energy & Chemical Company
Xicheng Industrial Zone,
Luoshan, Xinyang City
Henan Province, China 464200
Tel: 86-376-2169990

## Investors:

Mark Miller
East West Network Group
mmeastwest@hotmail.com
Ph: (770) 436-7429

Ken Donenfeld
DGI Investor Relations
donfgroup@aol.com
kdonenfeld@dgiir.com
Ph: (212) 425-5700
Fax:(212) 425-6951